                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  HILTON HOTELS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     4) Proposed maximum aggregate value of transaction:
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     5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
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                       NOTICE OF MEETING OF STOCKHOLDERS

                                     [LOGO]
                               WORLD HEADQUARTERS
                            9336 CIVIC CENTER DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210

    The annual meeting of stockholders of Hilton Hotels Corporation, a Delaware corporation (the "Company"), will be held at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on Thursday, May 8, 1997, at 10:00 A.M., for the following purposes, namely:

        (1) To elect four directors to the Board of Directors;

        (2) To consider and vote on a proposal to amend the Company's Restated Certificate of Incorporation;


        (3) To consider and vote on a proposal to amend the Company's 1996 Stock Incentive Plan to increase the number of shares of the Company's Common Stock authorized for issuance thereunder from 6,000,000 to 12,000,000 shares;


        (4) To ratify the appointment of Arthur Andersen LLP to serve as auditors for the Company for fiscal 1997;

        (5) To transact any other business which may properly come before the meeting.

    Stockholders are cordially invited to attend the meeting in person. Stockholders who wish to have their stock voted and do not now intend to attend the meeting should complete, date and sign the enclosed proxy and return it promptly by mail in the envelope provided.

    Only stockholders of record on the books of the Company at the close of business on March 13, 1997 will be entitled to notice of and to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

                                          By Order of the Board of Directors,

                                          CHERYL L. MARSH,

                                          VICE PRESIDENT AND CORPORATE SECRETARY

Beverly Hills, California

April 1, 1997

                           HILTON HOTELS CORPORATION
                            9336 CIVIC CENTER DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210

                                PROXY STATEMENT
                                  INTRODUCTION

    The enclosed proxy is solicited by and on behalf of the Board of Directors of Hilton Hotels Corporation (the "Company") to be used at the annual meeting of stockholders to be held at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, on May 8, 1997, and at any adjournments thereof. All shares represented by proxies will be voted at the meeting in accordance with the specifications marked thereon or, if no specifications are made, proxies will be voted FOR Proposals 1, 2, 3, and 4 and in the discretion of the proxy holder as to any other business which comes before the meeting. Any stockholder giving a proxy may revoke the same at any time prior to the voting of such proxy by giving written notice of revocation to the Corporate Secretary of the Company or by submitting a later dated proxy. No proxy will be used if the stockholder is personally present at the meeting and informs the Corporate Secretary in writing prior to the voting of such proxy that he or she wishes to vote his or her shares in person. This Proxy Statement and the enclosed Proxy are first being mailed to stockholders on or about April 1, 1997.

                             VOTING AT THE MEETING


    The Board of Directors has fixed the close of business on March 13, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. As of the close of business on such date, the Company had outstanding and entitled to vote 250,240,357 shares of common stock, $2.50 par value (the "Common Stock"), excluding 1,557,592 shares which were held in the Company's treasury, and 14,832,300 shares of Preferred Redeemable Increased Dividend Equity Securities-SM-, 8% PRIDES-SM-, Convertible Preferred Stock, $1.00 par value (the "PRIDES"). Each holder of shares of Common Stock is entitled to one vote per share and each holder of shares of PRIDES is entitled to four-fifths ( 4/5) of a vote per share on each matter to be voted on at the meeting. Shares held by the Company will not be considered present or entitled to vote at the meeting. The holders of shares of Common Stock and the holders of shares of PRIDES will vote together as one class on each matter to be voted on at the meeting. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.



    The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the meeting will constitute a quorum for the transaction of business at the meeting. The affirmative vote of a plurality of the votes cast in respect of shares represented at the meeting and entitled to vote is required to elect directors. The affirmative vote of a majority of the voting power of the shares represented at the meeting and entitled to vote is required to approve the amendment to the Company's Restated Certificate of Incorporation, the approval of the amendment to the Company's 1996 Stock Incentive Plan (the "1996 Plan"), the ratification of the appointment of Arthur Andersen LLP as independent auditors for 1997 and such other matters as may properly come before the meeting.


    Shares of a stockholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. However, an abstention with respect to the election of the Company's directors will not be counted either in favor of or against the election of the nominees. In the case of any other proposal which is being submitted for stockholder approval, an abstention will effectively count as a vote cast AGAINST such proposal.

    Brokers who hold shares for the account of their clients may vote such shares either as directed by their clients or in their own discretion unless they are not permitted to do so by the exchange or other organization of which they are members. Shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal, are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum, but do not have the effect of a vote in favor of or against the proposal. However, members of the New York Stock Exchange ("NYSE") are permitted to vote their clients' proxies in their own discretion as to each of the Company's proposals.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's reporting officers and directors, and persons who own more than ten percent of the Company's Common Stock or PRIDES, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "Commission"), the NYSE, the Pacific Stock Exchange and the Company. Based solely on the Company's review of the forms filed with the Commission and written representations from reporting persons that they were not required to file a Form 5, the Company believes that all of its reporting officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996, with the exception of Gregory R. Dillon, Donna F. Tuttle and A. Steven Crown who each filed one Form 4 late, reflecting one transaction, with the Commission.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AND EXECUTIVE OFFICERS

    The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of Common Stock or the outstanding shares of PRIDES on March 13, 1997. The following table also sets forth as of March 13, 1997 the beneficial ownership of the Company's equity securities by each director and nominee, the chief executive officer and the four other most highly compensated executive officers (the "Named Officers") and all directors and executive officers as a group (see "Summary Compensation Table" on page 10).


                                                                                APPROXIMATE
                                                                                  PERCENT        APPROXIMATE
                                                                                 OF COMMON       PERCENT OF
                                                      COMMON                       STOCK           PRIDES
NAME AND ADDRESS OF OWNER                             STOCK       PRIDES           CLASS            CLASS
--------------------------------------------------  ----------  ----------      -----------   -----------------

Barron Hilton ....................................  46,955,756   (2)     --        18.8              --
  9336 Civic Center Drive
  Beverly Hills, California 90210
Conrad N. Hilton Fund ............................  16,498,736(2)     --            6.6              --
  100 West Liberty Street
  Reno, Nevada 89501
FMR Corp.  .......................................  16,453,491(3)     --            6.6              --
  82 Devonshire Street
  Boston, Massachusetts 02109
The Prudential Insurance Company of America  .....  13,789,787(4)     --            5.5              --
  751 Broad Street
  Newark, New Jersey 07102

                                                                                APPROXIMATE
                                                                                  PERCENT        APPROXIMATE
                                                                                 OF COMMON       PERCENT OF
                                                      COMMON                       STOCK           PRIDES
NAME AND ADDRESS OF OWNER                             STOCK       PRIDES           CLASS            CLASS
--------------------------------------------------  ----------  ----------      -----------   -----------------
Highbridge Capital Corporation  ..................      --       1,220,665(5)       --                  8.2
  Seven Mile Beach
  Grand Cayman, Cayman Islands
  British West Indies and
  Highbridge Capital Management, Inc.
  767 Fifth Avenue
  New York, New York 10153
Angelo Gordon & Co. L.P.  ........................      --         883,000(5)       --                    6
  245 Park Avenue
  New York, New York 10167
Stephen F. Bollenbach.............................   1,540,000(6)     --             *               --
A. Steven Crown...................................   3,669,500(7)     --            1.5              --
Arthur M. Goldberg................................   2,904,738(6)                   1.2              --
Peter M. George...................................      --          --              --               --
Eric M. Hilton....................................     190,800   (6)     --          *               --
Dieter H. Huckestein..............................     153,000(6)     --             *               --
Robert L. Johnson.................................      --          --              --               --
Donald R. Knab....................................       8,000      --               *               --
Benjamin V. Lambert...............................     200,000      --               *               --
F. M. Celey, Jr. .................................     109,144(6)     --             *               --
Matthew J. Hart...................................      54,000(6)     --             *               --
Donna F. Tuttle...................................      10,897      --               *               --
Sam D. Young, Jr. ................................      30,000      --               *               --
All Directors and Executive Officers as a Group
  (14 persons)....................................  55,825,835(8)     --           22.3              --


------------

*   The securities owned do not exceed 1% of the applicable class.


(1) Of the shares reflected in the above table, 24,000,000 shares are owned by the Charitable Remainder Unitrust (the "Trust"), of which Barron Hilton is sole trustee. As trustee, Barron Hilton has the sole voting power with respect to, and is deemed to be the beneficial owner of, the 24,000,000 shares. The Trust will continue until the later of Barron Hilton's death or May 8, 2009. By virtue of the foregoing and the other shares beneficially owned by Mr. Hilton, Mr. Hilton may be deemed to "control" the Company as such term is defined in the rules and regulations promulgated by the Commission.



(2) Barron and Eric Hilton are two of the 11 directors of the Conrad N. Hilton Fund (the "Fund"). They disclaim beneficial ownership of the 16,498,736 shares owned by the Fund.


(3) The amount of the Company's Common Stock beneficially owned by FMR Corp. ("FMR") is reported on the basis of an amended Schedule 13G filed with the Commission under the 1934 Act on February 14, 1997. As reported in such
    Schedule 13G, two wholly-owned subsidiaries of FMR beneficially own an aggregate of 16,453,491 shares of the Company's Common Stock and members of the family of Edward C. Johnson 3d, Chairman of FMR, may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR.

(4) The amount of the Company's Common Stock beneficially owned by The Prudential Insurance Company of America ("Prudential") is reported on the basis of a Schedule 13G filed with the Commission under the 1934 Act on February 3, 1997.



(5) The amount of the Company's PRIDES beneficially owned by Highbridge Capital Corporation is reported on the basis of a Schedule 13G filed with the Commission under the 1934 Act on February 13, 1997. The amount of the Company's PRIDES beneficially owned by Angelo Gordon & Co LP ("AGC") is reported on the basis of a Schedule 13G filed with the Commission under the 1934 Act on February 14, 1997. As reported in such Schedule 13G, John M. Angelo and Michael L. Gordon may be deemed to share beneficial ownership of the 833,000 shares of PRIDES reported by AGC above as they are officers of AGC and general partners of the general partner of AGC.



(6) Includes options to acquire 1,500,000, 600,000, 50,000, 145,500, 75,000 and
    88,000 shares of Common Stock, exercisable within the next 60 days, held by Messrs. Bollenbach, Goldberg, Hart, Huckestein, Celey and Eric Hilton, respectively.



(7) Mr. Crown is a partner of The Crown Fund, which owns 239,888 shares of Common Stock. In addition, Arie and Ida Crown Memorial, of which Mr. Crown is a director, owns 894,272 shares of Common Stock; Pines Trailer Limited Partnership, of which a corporation of which Mr. Crown is a director, officer and shareholder and a partnership of which Mr. Crown is a partner, are partners, owns 600,000 shares of Common Stock; and Areljay, L.P., of which a corporation of which Mr. Crown is a director, officer and shareholder and a trust of which Mr. Crown is a beneficiary are partners, owns 1,935,340 shares of Common Stock. Mr. Crown disclaims beneficial ownership of the shares held by The Crown Fund, Arie and Ida Crown Memorial, Pines Trailer Limited Partnership and Areljay, L.P., except to the extent of his beneficial interest therein.



(8) Includes 2,458,000 shares issuable upon exercise of employee stock options granted to Named Officers and/or executive officers, exercisable within the next 60 days, but excludes the shares owned by the Fund (see note 2 above).


                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    The By-laws of the Company provide for the election of twelve directors to constitute the Board and, under the terms of the Company's Restated Certificate of Incorporation and By-laws, as amended, the Board has been divided into three classes of directors, each of which is elected to serve a term of three years. With respect to the directors to be elected at the Company's 1997 annual meeting for the term expiring in 2000, the Company's By-laws provide that nominations for directors shall be made by the Board of Directors (based on recommendations made by the Nominating Committee) at a Board meeting, or by written consent in lieu of a meeting, not less than 30 days prior to the date of the meeting at which directors are scheduled to be elected and that each nominee shall, at the request of the Company, provide the Company with certain information for inclusion in the Company's proxy statement for such meeting. The By-laws further provide that notice of proposed stockholder nominations for election of directors must be given to the Nominating Committee of the Company not less than 60 days prior to the meeting at which directors are to be elected and requires that such notice must contain certain information about each proposed nominee, including age, business and residence addresses, principal occupation, the number of shares of capital stock of the Company beneficially owned and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. Provision is also made for substitution of nominees by the Board of Directors or the proposing stockholder, as the case may be, in the event that a designated nominee is unable or unwilling to stand for election at the meeting. If the Chairman of the meeting of stockholders determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

    All of the nominees have previously been elected by the Company's stockholders, except Peter M. George, who is filling a vacancy on the Board.

    The Board of Directors has nominated, and it is the intention of the persons named in the enclosed proxy to vote for the election of, the four nominees named below, each of whom has consented to serve as a director if elected. The terms of the remaining directors expire as indicated in the following table.

    The information set forth below is submitted with respect to the persons nominated for election to the Board and the remaining directors. Unless otherwise indicated in the table or a footnote thereto, each such person has engaged in his or her principal occupation since at least January 1992. Only directorships of issuers with a class of securities registered pursuant to
Section 12 of the 1934 Act or subject to the requirements of Section 15(d) thereof and directorships of issuers registered as investment companies under the Investment Company Act of 1940 are listed in the table below.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
NOMINEES:

PETER M. GEORGE                                     53     2000       1997
  Vice Chairman and Joint Managing Director,
  Ladbroke Group PLC until January 1994 and,
  thereafter Vice Chairman and Group Chief
  Executive, Ladbroke Group PLC. Mr. George is a
  citizen of the United Kingdom.(1)

BARRON HILTON                                       69     2000       1965
  Chairman of the Board, President and Chief
  Executive Officer, Hilton Hotels Corporation,
  until February 1993, Chairman of the Board and
  Chief Executive Officer, Hilton Hotels
  Corporation until February 1996 and, thereafter,
  Chairman of the Board, Hilton Hotels
  Corporation.

ROBERT L. JOHNSON                                   50     2000       1994
  Chairman and Chief Executive Officer of Black
  Entertainment Television, a cable programming
  service, and Chairman, President and Chief
  Executive Officer of BET Holdings, Inc., a
  diversified media holding company, since August
  1991, and Chairman and Chief Executive Officer
  of District Cablevision, cable operator in the
  District of Columbia.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
SAM D. YOUNG, JR.                                   67     2000       1975
  Chairman, Trans West Enterprises, Inc., an
  investment company, and director, Texas Commerce
  Bank-El Paso.

------------

(1) In January 1997, the Company entered into agreements with Ladbroke Group PLC ("Ladbroke"), whose wholly-owned subsidiary, Hilton International Co. owns the rights to the Hilton name outside the United States. The agreements provide for, among other things, reunification of the Hilton brand worldwide through a strategic alliance between the companies. Pursuant to the alliance, Mr. Bollenbach has joined the Ladbroke Board of Directors and Mr. George has joined the Company's Board of Directors.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
PRESENT DIRECTORS:
STEPHEN F. BOLLENBACH                               54     1999       1996
  Chief Financial Officer, The Trump Organization,
  until March 1992, Chief Financial Officer,
  Marriott Corporation, until October 1993,
  President and Chief Executive Officer, Host
  Marriott Corporation, until April 1995, Senior
  Executive Vice President and Chief Financial
  Officer, The Walt Disney Co., until February
  1996 and, thereafter, President and Chief
  Executive Officer, Hilton Hotels Corporation. He
  is a director of America West Airlines, Inc.,
  Kmart Corporation and Ladbroke Group PLC.
A. STEVEN CROWN                                     45     1998       1992
  General Partner, Henry Crown and Company, a
  holding company which includes diversified
  manufacturing operations, marine operations and
  real estate ventures.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
ARTHUR M. GOLDBERG                                  55     1998       1996
  Chairman and Chief Executive Officer of Bally
  Entertainment Corporation until December 1996
  and, thereafter, Executive Vice President,
  Hilton Hotels Corporation and President-Gaming
  Operations. Mr. Goldberg is a director of Bally
  Total Fitness Holding Corporation, First Union
  Corporation and Continuecare Corp.
ERIC M. HILTON                                      63     1998       1989
  Senior Vice President-Real Estate Development,
  International, Hilton Hotels Corporation, until
  May 1992, Executive Vice President-International
  Operations, Hilton Hotels Corporation from May
  1992 until May 1993 and, thereafter, Vice
  Chairman of the Board, Hilton Hotels
  Corporation. Mr. Hilton resigned as an officer
  of the Company in March 1997.
DIETER H. HUCKESTEIN                                53     1999       1995
  Senior Vice President-Hawaii/California/Arizona
  Region, Hilton Hotels Corporation, until May
  1994 and, thereafter, Executive Vice President,
  Hilton Hotels Corporation and President-Hotel
  Operations. Mr. Huckestein is a citizen of
  Germany.
DONALD R. KNAB                                      74     1999       1989
  Chairman and Chief Executive Officer, BPT
  Properties, L.P., a commercial real estate
  development company, until January 1992 and,
  until December 1992, Senior Consultant thereto
  and, since January 1988, President, Donald R.
  Knab Associates, Inc., an investment advisory
  firm, and, since October 1994, Vice Chairman,
  Deansbank Investments, Inc.-property
  investments.
BENJAMIN V. LAMBERT                                 58     1999       1976
  Chairman and Chief Executive Officer, Eastdil
  Realty Company L.L.C., real estate investment
  bankers.

                                                          TERM TO
                                                          EXPIRE      YEAR
                                                            AT       SERVICE
                                                          ANNUAL    COMMENCED
            NAME, PRINCIPAL OCCUPATION                    MEETING    OR WILL
             AND OTHER DIRECTORSHIPS                AGE     IN      COMMENCE
--------------------------------------------------  ---   -------   ---------
DONNA F. TUTTLE                                     49     1998       1992
  Chairman and Chief Executive Officer, Ayer
  Tuttle, the western division of NW Ayer
  Incorporated, an international advertising firm
  from 1989 to 1992 and from 1989 to 1995,
  President, Donna F. Tuttle, Inc., a travel and
  tourism consulting and public relations firm,
  and, since 1992, President, Korn Tuttle Capital
  Group, a financial consulting and investments
  firm. She is a director of Phoenix Duff &
  Phelps, Inc., a financial services firm.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES THEREOF


    Among the committees created by the Board of Directors are an Audit Committee, a Personnel and Compensation Committee and a Nominating Committee. Presently, the members of the Audit Committee are A. Steven Crown, Robert L. Johnson, Donald R. Knab (Chair), Benjamin V. Lambert, Donna F. Tuttle and Sam D. Young, Jr.; the members of the Personnel and Compensation Committee are A. Steven Crown, Robert L. Johnson (Chair), Donald R. Knab, Donna F. Tuttle and Sam
D. Young, Jr.; and the members of the Nominating Committee are Stephen F. Bollenbach, Barron Hilton, Donald R. Knab, Benjamin V. Lambert and Donna F. Tuttle (Chair).


    The functions of the Audit Committee include reviewing the independence of the independent auditors, recommending to the Board of Directors the engagement and discharge of independent auditors, reviewing with the independent auditors the plan and results of auditing engagements, approving or ratifying each professional service provided by independent auditors which is estimated by management to cost more than 10% of the previous year's audit fee, considering the range of audit and nonaudit fees, reviewing the scope and results of the Company's procedures for internal auditing and the adequacy of internal accounting controls and directing and supervising special investigations.

    The Personnel and Compensation Committee reviews and establishes the general employment and compensation practices and policies of the Company and approves procedures for the administration thereof, including such matters as the total salary and fringe benefit programs. However, the Stock Option Committees, the memberships of which are identical to that of the Personnel and Compensation Committee, administer the Company's 1990 Stock Option and Stock Appreciation Rights Plan (the "1990 Plan"), the 1996 Plan and the 1996 Chief Executive Stock Incentive Plan (the "1996 CEO Plan," and together with the 1990 Plan and the 1996 Plan, the "Plans") and the Committees of the 1990 Plan, the 1996 Plan and the 1996 CEO Plan recommend to the Board of Directors the granting of options and stock appreciation rights under the respective Plans (see "Executive Compensation" on page 10).

    The functions of the Nominating Committee include recommending nominees to the Board of Directors to fill vacancies on the Board, reviewing on a continuing basis, and at least once a year, the structure of the Board to assure its continuity and to assure that the proper skills and experience are represented on the Board, and reviewing any potential conflicts of Board members individually whenever a prospective Board member is being considered for election to the Board. See "Election of Directors" for procedures to be followed by stockholders in submitting recommendations to the Nominating Committee for nominees to the Board of Directors.

    The Board of Directors, Audit Committee, Personnel and Compensation Committee and Nominating Committee held a total of nine, six, six and two meetings during 1996, respectively. Each director attended more than 75% of the aggregate number of meetings of the Board and the Committees on which each director served.

    Each director who is not also an officer was paid an annual fee of $25,000. In addition, each director received $900 for each meeting of the Board of Directors attended and $750 (except the Chair of a Committee received $1,000) for each meeting of a Committee attended. Such directors also receive, with certain exceptions, complimentary rooms and 25% discount on food and beverage when traveling on non-business travel to Company owned or managed properties.

    Raymond C. Avansino, Jr., resigned as a director and employee of the Company in October 1996. Pursuant to an agreement entered into with Mr. Avansino in connection with his resignation, the Company paid $3,043,912 to Mr. Avansino as compensation for his unvested stock options and permitted Mr. Avansino to retain a Company vehicle and certain office equipment.

    The Company also maintains an unfunded Directors' Retirement Benefit Plan, which provides retirement benefits to nonemployee directors of the Company who retire at or after age 65 with ten years of service as a director. The annual retirement benefit is equal to 100% of the director's highest average annual fees during any period of 36 consecutive months, and is payable for ten years or until the retired director's death, whichever occurs first. The plan also provides a surviving spouse's benefit equal to one-half of the benefit otherwise payable to the director.

    Except as disclosed in the column entitled "Name, Principal Occupation and Other Directorships" in the table above, none of the nominees' or directors' principal occupations have been as an employee of the Company or its subsidiaries and affiliates. Barron Hilton and Eric M. Hilton are brothers. Except for such family relationship, none of the nominees and directors are related to executive officers of the Company.

CERTAIN RELATIONSHIPS AND INTERESTS IN CERTAIN TRANSACTIONS

    The Company, its subsidiaries and affiliates have, from time to time, entered into agreements with Eastdil Realty Company, L.L.C. ("Eastdil") pursuant to which Eastdil has, among other things, assisted in negotiations for the acquisition, disposition, financing and refinancing of hotel properties. Benjamin V. Lambert, a director of the Company, is the Chairman and Chief Executive Office of Eastdil. In 1996, Eastdil was engaged to provide certain consulting services to the Company in connection with the Company's purchase of interests of The Prudential Insurance Company of America ("Prudential") in the New York, Washington, Capital and Rye Town Hilton hotels. Upon completion of the assignment, Eastdil was paid a $1,000,000 fee ($500,000 by each of the Company and Prudential). The fairness and reasonableness of such fee to Eastdil has been passed upon by the independent directors of the Company, other than Mr. Lambert.

    The Company uses, in the ordinary course of business, products and services of organizations in which Barron Hilton has an interest. The amounts involved have in no case been material in relation to the business of the Company, of any such organizations, or Mr. Hilton.

    Air Finance Corporation ("AFC"), a company controlled by Barron Hilton, owns a jet aircraft which it charters. AFC utilized the aircraft support services of the Company, principally pilots, fuel, and other operational support services for its aircraft. In 1996, AFC reimbursed the Company $241,136 for these services. Management believes that the rates paid were comparable to those which would have been paid to unaffiliated parties providing similar services.

    Further, the Company's casinos in Las Vegas and Reno, Nevada, regularly send and pay for their guests to visit certain conference facilities in Yerington, Nevada, which are owned by Barron Hilton. In this regard, Mr. Hilton received payments approximating $81,000 in 1996. Management believes that the rates paid were comparable to those which would have been paid to unaffiliated parties providing similar services.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning the annual and long-term compensation of the Named Officers for services rendered in all capacities to the Company for the fiscal years ended December 31, 1996, 1995 and 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                 LONG TERM
                                                                                                COMPENSATION
                                                                                                ------------
                                                                                                   AWARDS
                                                                                                ------------
                                                                  ANNUAL COMPENSATION            SECURITIES
                                                          -----------------------------------    UNDERLYING
                                                                               OTHER ANNUAL     OPTIONS/SARS      ALL OTHER
NAME AND PRINCIPAL POSITION                         YEAR   SALARY   BONUS(3)  COMPENSATION($)      (#)(4)      COMPENSATION($)(5)
--------------------------------------------------  ----  --------  --------  ---------------   ------------   ---------------
Barron Hilton(1)..................................  1996  $610,417    --          --               --              $3,000
Chairman and Chief Executive                        1995   650,000  $350,000      --               --               3,000
Officer                                             1994   650,000  350,000       --               --               3,000

Stephen F. Bollenbach(1)..........................  1996   490,846  509,154       $58,085(6)    6,000,000          --
President and Chief Executive                       1995     --       --          --               --              --
Officer                                             1994     --       --          --               --              --

Matthew J. Hart(2)................................  1996   303,462  $292,500      --              200,000          --
Executive Vice President and Chief                  1995     --       --          --               --              --
Financial Officer                                   1994     --       --          --               --              --

Dieter H. Huckestein..............................  1996   350,833  250,000       --               60,000           3,000
Executive Vice President, Hilton                    1995   336,917  250,000       --               --               3,000
Hotels Corporation, and President-                  1994   278,167  165,000       --               25,000           3,000
Hotel Operations

F. M. Celey, Jr...................................  1996   371,917  150,000       --               60,000           3,000
Executive Vice President, Hilton                    1995   336,917  300,000       --               --               3,000
Hotels Corporation, and President-                  1994   246,380  140,000       --               25,000           3,000
Gaming Operations(7)

------------

(1) Effective February 2, 1996, Mr. Hilton resigned as Chief Executive Officer. Effective the same date, Stephen F. Bollenbach was elected President and Chief Executive Officer.

(2) Effective April 29, 1996, Matthew J. Hart was elected Executive Vice President and Chief Financial Officer.

(3) The Personnel and Compensation Committee approved the payment of such bonuses. Of such bonus amounts, $146,250, $114,400 and $103,125 were accrued in 1996 for Messrs. Hart, Huckestein and Celey, respectively, pursuant to the Company's Annual Bonus Plan; the remainder of such bonuses was paid pursuant to the Personnel and Compensation Committee's discretionary authority. Pursuant to Mr. Bollenbach's employment agreement, he was guaranteed in 1996 an annual bonus of $1,000,000, less actual salary paid (see the "Personnel and Compensation Committee Report on Executive Compensation" on page 12).

(4) Although the Company's Plans permit grants of stock appreciation rights
    (SARs), no grants of SARs have been made.

(5) Represents amounts contributed or accrued for fiscal 1996, 1995 and 1994 for the Named Officers under the Company's Investment Plan, which provides benefits to eligible employees, including the Named Officers. Each dollar contributed by an eligible employee through payroll deductions, which may be up to 4% of such employee's annual earnings, is matched by a Company contribution, subject to certain government limitations.

(6) As part of Mr. Bollenbach's compensation arrangement, the Company paid this amount to be applied to the purchase of a Company vehicle.

(7) In December 1996, upon consummation of the Company's acquisition of Bally Entertainment Corporation ("Bally") through the merger of Bally with and into the Company, with the Company surviving the merger (the "Bally Merger"), Arthur M. Goldberg was elected Executive Vice President, Hilton Hotels Corporation, and President-Gaming Operations. Prior to December 18, 1996, Mr. Celey held such title. Effective January 16, 1997, Mr. Celey was elected Executive Vice President-International Operations and Development of Hilton Gaming Corporation, a wholly-owned subsidiary of the Company.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information on option grants in fiscal 1996 to the Named Officers.

                                               INDIVIDUAL GRANTS
                             -----------------------------------------------------
                                             % OF TOTAL                             POTENTIAL REALIZED VALUE AT
                               NUMBER OF    OPTIONS/SARS                              ASSUMED ANNUAL RATES OF
                              SECURITIES       GRANTED      EXERCISE                STOCK PRICE APPRECIATION FOR
                              UNDERLYING    TO EMPLOYEES    OR BASE                       OPTION TERM (2)
                             OPTIONS/SARS     IN FISCAL      PRICE     EXPIRATION   ----------------------------
           NAME              GRANTED(#)(1)      YEAR         ($/SH)       DATE          5%($)         10%($)
---------------------------  -------------  -------------  ----------  -----------  -------------  -------------
Barron Hilton..............       --             --            --          --            --             --
Stephen F. Bollenbach......     6,000,000       61.3880    $  18.6718     1/30/01   $  30,952,169  $  68,396,198
Matthew J. Hart............       200,000        2.0463       25.7812     4/29/06       3,242,738      8,217,735
Dieter H. Huckestein.......        60,000        0.6139       23.0156     3/14/06         868,464      2,200,859
F.M. Celey, Jr.............        60,000        0.6139       23.0156     3/14/06         868,464      2,200,859

------------

(1) The options listed were granted pursuant to the Plans. Option exercise prices are at fair market value when granted; the options generally have a ten year term and generally vest over four years.

(2) Potential realizable values are based upon assumed annual rates of return specified by the Commission.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    Shown below is information with respect to the exercised options and the unexercised options to purchase the Company's Common Stock granted under the Company's 1984 Stock Option Plan and the Plans to the Named Officers and held by them at December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                                VALUE OF
                                                                                                               UNEXERCISED
                                                                                    NUMBER OF SECURITIES       IN-THE-MONEY
                                                                                   UNDERLYING UNEXERCISED      OPTIONS/SARS
                                                    SHARES ACQUIRED    VALUE     OPTIONS/SARS AT FY- END(#)        AT
                                                    ON EXERCISE(#)    REALIZED($)                              FY-END(1)($)
                                                    ---------------   --------   ---------------------------   -----------
                       NAME                                                      EXERCISABLE   UNEXERCISABLE   EXERCISABLE
--------------------------------------------------                               -----------   -------------   -----------

Barron Hilton.....................................      --              --          --            --               --
Stephen F. Bollenbach.............................      --              --          --         6,000,000           --
Matthew J. Hart...................................      --              --          --           200,000           --
Dieter H. Huckestein..............................      --              --        105,000        110,000         1,406,078
F. M. Celey, Jr...................................      16,000        $220,000     50,000        110,000           486,563


                       NAME                         UNEXERCISABLE
--------------------------------------------------  -------------
Barron Hilton.....................................       --
Stephen F. Bollenbach.............................    $44,718,750
Matthew J. Hart...................................         68,750
Dieter H. Huckestein..............................        753,734
F. M. Celey, Jr...................................        673,125

------------

(1) Based on the fair market value of $26.13, which represents the mean between the highest and lowest prices at which the Company's Common Stock was traded on December 31, 1996 on the NYSE.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE 1934 ACT, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCKHOLDER RETURN PERFORMANCE GRAPH ON PAGE 17 SHALL NOT BE AND SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                  PERSONNEL AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PROGRAMS


    The Company's Personnel and Compensation Committee (the "Committee") and the Stock Option Committees establish and monitor policies and procedures and approve actions associated with the compensation and stock option programs affecting the Named Officers and other senior officers of the Company (the "Executive Group").


    The Company's executive compensation program is designed to closely link the compensation received by participants to the achievement of specific earnings goals for the Company and its business units, to appreciation in the price of the Company's Common Stock, and, in certain instances, to the achievement of individual goals. Through this direct link between pay and Company and individual performance, it is the intent of the program to focus participants on factors that drive the Company's financial success and the creation of incremental stockholder value.

    The key components of the Company's executive compensation program include annual compensation consisting of base salaries and annual performance bonuses, and long-term incentive compensation consisting exclusively of stock options. It is the Committee's policy to target total compensation (i.e., the sum of base salary, annual performance bonus, stock option grants and other benefits) for the Executive Group approximately at the median (50th percentile) of a "competitive market" consisting of a combination of large, publicly traded hotel/gaming companies (publicly held companies that primarily operate land-based casinos) and a randomly selected sample of FORTUNE 500 Service firms comparable in size to the Company. To the extent possible, the same hotel/gaming companies used to competitively assess the Company's executive compensation levels are used to compare the Company's stock performance in the Stockholder Return Performance Graph.

    Actual total compensation paid to the Executive Group as a whole and to individual executives within the Executive Group may exceed or fall below median competitive levels both annually and over time based on a variety of factors, including the Company's financial performance, the performance of the Company's Common Stock, the performance of the executive's area of responsibility, the Committee's assessment of an executive's individual performance, the executive's experience in his or her role, and the executive's length of service with the Company. The Committee believes that providing a performance-sensitive target total compensation opportunity approximately equal to the median of the "competitive market" is required to attract, motivate and retain quality management talent.

    The Committee does not use competitive financial and stockholder value performance comparisons to determine the compensation of the Company's Executive Group, due primarily to the limited number of other publicly traded firms with a mix of business (i.e., hotels and gaming) similar to the Company. Also, it is the Committee's opinion that because the Company's financial performance and stockholder value are influenced to a meaningful degree by a unique set of external factors (i.e., gaming regulations and global economic conditions which influence travel trends), comparing the Company's financial or stock price performance across different industries can be misleading.

    In establishing target total compensation levels for the Executive Group, the Company periodically reviews data on market compensation practices prepared by outside, independent compensation consultants. It is the Committee's belief that the actual 1996 total compensation provided to the Company's Executive Group is consistent with the Committee's policy of providing target total pay at median market levels with meaningful upside and downside leverage based on performance.

BASE SALARY

    During fiscal 1996, the Named Officers, excluding Stephen F. Bollenbach who joined the Company as President and Chief Executive Officer in February 1996 and who is covered by a five-year employment agreement, received salary increases generally averaging approximately 5.0% which was based on the Committee's understanding of the increase required to maintain salary levels consistent with reasonable market practices.

ANNUAL BONUS PLAN

    Each participant in the Company's executive annual bonus plan is assigned a maximum formula-based award opportunity expressed as a percentage of the participant's base salary. The maximum formula-based award opportunity for the participants in the program ranges from 20% to 50% of base salary, depending on the participant's role. Mr. Bollenbach, according to the provisions of his employment agreement, will be eligible for a formula-based bonus of up to 100% of base salary beginning with the Company's 1997 fiscal year. During 1996, Mr. Bollenbach's bonus was determined in accordance with the guarantee contained in his employment agreement. (See "Chief Executive Officer Compensation" below).

    The amount of the formula-based award earned under the program depends upon the Company's level of achievement relative to an objective established by the Committee for the Company's earnings per share (EPS). In addition to formula-based awards, the Company may pay discretionary awards based upon the Committee's judgment regarding other performance indicators, including the Company's EPS performance compared to the maximum formula-based objective, the Company's and business unit's earnings before interest and taxes (EBIT), market share growth, achievement of cost containment goals, Company stock price performance, and individual performance relative to each participant's primary area of responsibility. The weighting of these factors varies and is subjective.

    During fiscal 1996, the Company did not achieve the target EPS objective established by the Committee for the formula-based award under the annual bonus plan. However, the Company did achieve a level of performance sufficient to fund formula-based bonuses at the 10% level for senior officers and the 12.5% level for executive officers after adjusting for nonrecurring and extraordinary items. In addition, the Committee paid discretionary awards to certain individuals to recognize superior individual contributions made during the year.

LONG TERM INCENTIVE PROGRAM

    The Company's long term incentive program consists exclusively of periodic grants of stock options at the discretion of the Stock Option Committee, with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. To encourage retention, the ability to exercise options granted under the program is subject to vesting restrictions determined by the Committee. Decisions made by the Committee regarding the timing and size of option grants take into account Company and individual performance, "competitive market" practices, and the size of option grants made in prior years. The weighting of these factors varies and is subjective. The Committee does not consider current option holdings when granting options.

    During 1996, stock options totaling 320,000 shares (excluding the grants to Mr. Bollenbach and Mr. Goldberg, described later in this report) were awarded to the Named Officers. (See "Option Grants in Last Fiscal Year" on page 11.)

CHIEF EXECUTIVE OFFICER COMPENSATION

    In February 1996, the Company hired Mr. Bollenbach as President and Chief Executive Officer and entered into a five-year employment agreement with Mr. Bollenbach. The agreement establishes a minimum annual base salary of $540,000 and provides for a target annual bonus opportunity of up to 100% of base salary. During fiscal year 1996, the agreement provided for a minimum guaranteed bonus equal to $1,000,000 less the amount of salary earned during 1996. In accordance with this provision, Mr. Bollenbach received a bonus for fiscal 1996 equal to $509,154, which, when added to his actual salary received during 1996 of $490,846, totaled $1,000,000.

    In addition, Mr. Bollenbach was granted 1,500,000 stock option shares (now 6,000,000 option shares after adjusting for the Company's 4 for 1 stock split) under the 1996 CEO Plan of the Company that was approved by stockholders at the Company's 1996 annual stockholders meeting. The options carry a five-year maximum term, have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and vest in four equal annual installments beginning January 1, 1997, subject to acceleration for a change of control or qualified transaction (as each are defined in the employment agreement). Also, in the event that Mr. Bollenbach's employment with the Company is terminated by the Company at any time without cause or Mr. Bollenbach voluntarily terminates employment with the Company three or more years after his initial employment, he shall be entitled to a minimum payment (the "Substitute Payment") of $20,000,000 (or, if his employment terminates due to death or disability, $10,000,000) less the amount of any gain received or receivable from the 6,000,000 option shares, including any appreciation in the price of shares acquired by Mr. Bollenbach by the exercise of his options. If Mr. Bollenbach receives the Substitute Payment, his options will cease to be exercisable five trading days thereafter.

    The agreement also provides that the Company will lend, and the Company has lent, Mr. Bollenbach $5,000,000. The loan bears interest, compounded semi-annually, at 100% of the applicable Federal rate provided under Section 7872 of the Internal Revenue Code of 1986, as amended (the "Code") and must be repaid in full at the earlier of January 1, 2000 or upon Mr. Bollenbach's termination of employment from the Company. The loan is on a full recourse basis and also will be secured by any net shares of the Company acquired by Mr. Bollenbach through the exercise of his option shares and, if applicable, his Substitute Payment.

    The agreement entered into with Mr. Bollenbach was the result of arms' length negotiations between the Company and Mr. Bollenbach. It is the Committee's opinion that the compensation provisions contained in the agreement were necessary to secure Mr. Bollenbach's employment and are in the best interests of the Company and its stockholders.

CONSULTING AND EMPLOYMENT AGREEMENT AND DEFERRED COMPENSATION AGREEMENT WITH ARTHUR M. GOLDBERG


    In June 1996, the Company entered into a consulting agreement with Mr. Goldberg (the former Chairman, President and Chief Executive Officer of Bally), pursuant to which Mr. Goldberg agreed to render part-time consulting services to the Company. The agreement was amended in November and December 1996 as a Consulting and Employment Agreement (as so amended, the "Agreement"), under which Mr. Goldberg agreed to serve as Executive Vice President of the Company and President of the Company's Gaming Operations, for a period of three years from the closing date of the Bally Merger (the "effective date" of the Agreement). The Agreement provides for an annual base salary during the term of the agreement of $2,000,000, a grant of 600,000 stock option shares on the effective date of the Agreement, and subsequent grants of 600,000 stock option shares on each of the first and second anniversary of the effective date. The options have an exercise price equal to the average of the high and low prices of the Company's Common Stock on the date of grant, have a maximum term of five years from the date of grant, and are fully exercisable on the date of grant. A substantial portion of the base salary payable to Mr. Goldberg during any taxable year under the agreement will be deferred and payable to Mr. Goldberg after he ceases to be one of the Company's Named Officers. The Agreement provides that such deferred amounts will be credited with interest at prime rate during the deferral period. The Agreement provides that Mr. Goldberg will serve as a consultant to the Company until the third anniversary of the Bally Merger if his employment with the Company is terminated before that date. The Agreement also provides that if any payments made by the Company to Mr. Goldberg, pursuant to the Agreement or otherwise, would be subject to the excise tax imposed by
Section 4999 of the Code, Mr. Goldberg will be entitled to receive an additional payment in an amount such that after payment by Mr. Goldberg of all taxes (including any interest or penalties imposed with respect to such taxes) imposed upon the additional payment, Mr. Goldberg would receive the same amount of compensation which he would have received in the absence of any such taxes.


    In January 1997, the Company entered into a Deferred Compensation Agreement with Mr. Goldberg under which the Company agreed to make a lump sum payment to Mr. Goldberg of $2,400,000 after he ceases to be one of the Company's Named Officers. As with deferrals of Mr. Goldberg's base salary, this deferred payment will be credited with interest at the prime rate during the deferral period. The deferred payment provided by the Deferred Compensation Agreement was to recognize (i) Mr. Goldberg's significant contributions in obtaining gaming commission approvals of the Bally Merger and facilitating the integration of the Company's and Bally's gaming operations, and (ii) that the compensation provided for under Mr. Goldberg's Agreement did not provide for any increase in Mr. Goldberg's compensation when it was amended in connection with Mr. Goldberg's agreement to serve as a full-time executive officer of the Company.


COMMITTEE POLICY REGARDING COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

    Under Section 162(m) of the Code, Federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises, and nonqualified benefits) for certain executive officers exceeds $1,000,000 in any one year. Under Section 162(m), the deduction limit does not apply to payments which qualify as "performance based." To qualify as "performance based," compensation payments must be made from a plan that is administered by a committee of outside directors and be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the committee must certify that the performance goals were achieved before payments can be awarded.

    The Committee intends to design the Company's compensation programs to conform with Section 162(m) so that the total compensation paid to any employee will not exceed $1,000,000 in any one year, except for compensation payments in excess of $1,000,000 which qualify as "performance based" or which are exempt for other reasons. However, the Company may pay compensation which is not deductible if sound management of the Company so requires.

    The foregoing report has been approved by all of the members of the
Committee:

                            Robert L. Johnson, Chair
                                A. Steven Crown
                                 Donald R. Knab
                                Donna F. Tuttle
                               Sam D. Young, Jr.

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the S&P 500 Stock Index and a hotel/gaming peer group for the five fiscal years ending December 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   12/91      12/92      12/93      12/94      12/95      12/96
Hilton Hotels Corporation            100        110        158        180        166        286
S&P 500 Index                        100        108        118        120        165        203
Peer Group (Weighted Average)        100        154        240        184        165        116

Assumes $100 invested on December 31, 1991 in the Common Stock of Hilton Hotels Corporation, the S&P 500 Stock Index, and the peer group companies (weighted by market capitalization). Total return assumes reinvestment of dividends.

(1) The Company-constructed hotel/gaming peer group is weighted annually by market capitalization and consists of six major publicly-traded companies, three in the gaming industry and three in the hotel industry. The composition of the blended, Company-constructed hotel/gaming peer group produces a composite representative of the major publicly-traded competitors of the Company. However, it must be recognized that the number of publicly-traded companies with significant hotel operations is limited. Hence, the performance of the hotel/gaming peer group is driven to a greater degree by gaming companies that, as a group, outperformed the hotel industry during the period represented by the graph. Additionally, the hotel/gaming peer group has undergone change due to acquisition and divestiture activity in recent years, as footnoted below. The hotel/gaming peer group includes Circus Circus Enterprises, Inc., Harrah's Entertainment, Inc., Host Marriott Corporation, ITT Corporation (which could not be included in the graph above, see footnote 2 below), Marriott International, Inc. and Mirage Resorts, Inc.

(2) While no companies have been added to the hotel/gaming peer group from the group presented in the Company's proxy statement from last year, Bally was acquired by the Company in December 1996 and, therefore, has been eliminated from all time periods. It should also be noted that ITT Corporation is excluded from hotel/gaming peer group during the period represented by the graph because it was reorganized and began trading as a stand-alone company in December 1995.

RETIREMENT PLANS

    Set forth below is a table with respect to the estimated annual amounts payable to the Named Officers upon retirement at age 65 from the Company's Retirement Plan and the Company's two supplementary plans associated with the Retirement Plan, the Benefit Replacement Plan and the Supplemental Executive Retirement Plan (collectively, the "Retirement Plans").

                      ESTIMATED ANNUAL RETIREMENT BENEFIT

                                                           YEARS OF SERVICE AT RETIREMENT
                                             ----------------------------------------------------------
COMPENSATION                                     15          20          25          30          35
-------------------------------------------  ----------  ----------  ----------  ----------  ----------
$ 350,000..................................  $  210,000  $  210,000  $  210,000  $  210,000  $  210,000
  400,000..................................     240,000     240,000     240,000     240,000     240,000
  450,000..................................     270,000     270,000     270,000     270,000     270,000
  500,000..................................     300,000     300,000     300,000     300,000     300,000
  600,000..................................     360,000     360,000     360,000     360,000     360,000
  800,000..................................     480,000     480,000     480,000     480,000     480,000
 1,000,000.................................     600,000     600,000     600,000     600,000     600,000
 1,200,000.................................     720,000     720,000     720,000     720,000     720,000
 1,400,000.................................     840,000     840,000     840,000     840,000     840,000

    Effective December 31, 1996, the Retirement Plans were amended to provide that employees earn no further benefits under the Retirement Plans. Thus, the benefits under the Retirement Plans are based upon compensation and years of service through December 31, 1996. The compensation covered by the Retirement Plans includes a participant's salary, bonus (if any) and living allowance (if any). Benefits under the Retirement Plan and the Benefit Replacement Plan are determined according to the highest five consecutive years of compensation (through December 31, 1996), and benefits under the Supplemental Executive Retirement Plan are based upon the highest three years of compensation including compensation in the year immediately prior to retirement (but not including compensation after December 31, 1996). Compensation above $800,000 paid in any year after 1993 is disregarded, but this limitation is not applied to any year before 1994. On December 31, 1996, Messrs. Barron Hilton, Bollenbach, Hart, Huckestein and Celey had 45, 0, 0, 11 and 30 years of service, respectively, under the Retirement Plans. The benefits set forth on the table assume receipt of a benefit on a straight life annuity basis and are reduced by 50% of the primary social security benefit to which a participant is entitled. Until April 1, 1994, the Supplemental Executive Retirement Plan and the Benefit Replacement Plan provided that the present value of a Named Officer's benefit would be transferred from time-to-time to a grantor trust established by such officer, along with additional amounts needed to equalize the trust account to the after-tax benefits which would have been provided in the absence of the trust. Such transfers will resume if a change in control occurs.

    Effective January 1, 1997, the Company adopted the Executive Deferred Compensation Plan ("Deferred Compensation Plan") and amended its Investment Plan to provide for the matching contributions described below. Under the Deferred Compensation Plan and the Investment Plan, employees may elect to defer compensation which otherwise would have been paid to them. Executives eligible to participate in the Executive Deferred Compensation Plan may, based on their age, defer 25% to 100% of their compensation. Deferred Compensation Plan participants are eligible to receive a matching contribution of 50% of the first 10% of the executive's deferred compensation. Participants in the Investment Plan who have five or fewer years of service receive a matching contribution of 50% of the first 6% of the participant's deferred compensation. Investment Plan participants with more than five years of service receive a matching contribution of 75% of the first 6% of the participant's deferred compensation. In 1996 compensation above $150,000 was disregarded for deferrals and matching contribution credits under the Investment Plan. Effective January 1, 1997, the Company adopted the Employee Stock Purchase Plan, under which employees may purchase common shares of the Company at a 5% discount. The maximum investment which may be made by an employee under the Employee Stock Purchase Plan in any year is $25,000.


CHANGE OF CONTROL AGREEMENTS



    The Company's Board of Directors has adopted a Change of Control Agreement ("Agreement") and, pursuant thereto, Agreements have been entered into with each of the members of the Company's Executive Group, including the Company's Named Officers. Mr. Bollenbach's Agreement is written to take into account the terms of his employment agreement, but is otherwise identical to the Agreements entered into with the Named Officers. Under the terms of the Agreement, upon the occurrence of a Change of Control (as hereinafter defined), the Company agrees to continue the employment of each Named Officer for a three-year period, or until the Named Officer's retirement if earlier (the "Employment Period"), in a position which is at least commensurate with the Named Officer's position prior to the Change of Control and to provide the Named Officer with base salary, annual bonuses, incentive plan, retirement plan, welfare benefit plan, fringe benefits and other employment policy coverage which is at least equal to the coverage in effect prior to the Change of Control. Under the Agreement, each Named Officer will receive an amount equal to up to three times annual salary and bonus if, following a Change of Control (as hereinafter defined), such Named Officer is terminated without cause or if such Named Officer terminates for good reason (including, but not limited to, the assignment to such Named Officer of duties inconsistent with such Named Officer's position at the time of the Change of Control). In addition, upon such a termination of employment, each Named Officer is entitled to receive a lump sum payment equal to the difference between the value of the Named Officer's benefits under the Company's Retirement Plans and the value of the benefits which the Named Officer would have received under such plans if the Named Officer had continued to be employed by the Company during the Employment Period and to receive benefits under the Company's welfare benefit and fringe benefit plans and policies during the remaining period of the Employment Period. The Agreement continues for renewable three-year terms or until the Named Officer's normal retirement date, if earlier. Under the Agreement, a Change of Control with respect to the Company and the Agreement means (i) the acquisition (other than from the Company) by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, (A) the Company or its subsidiaries, (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company or (C) Barron Hilton or the Fund, collectively, the "Hilton Interests"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or (ii) a majority of the membership of the present incumbent Board of Directors changes other than in the ordinary course; or (iii) there is a dissolution or liquidation of the Company, a sale of substantially all of its assets, or a merger that forces out a majority of the pre-merger stockholders. If any payment, whether pursuant to the Agreement or otherwise (i.e., under Retirement or Stock Option Plans), would be subject to the excise tax imposed by Section 4999 of the Code, then the Named Officer shall be entitled to receive an additional payment in an amount such that after payment by the Named Officer of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the additional payment, the Named Officer receives the same amount of compensation pursuant to the Agreement which such Named Officer would have received in the absence of any such taxes. Under the Agreement, each Named Officer agrees to maintain the confidentiality of all secret or confidential information relating to the Company which the Named Officer obtained during the Named Officer's employment by the Company.

                               LEGAL PROCEEDINGS


    A purported class action against Bally, its directors and Hilton, was commenced in August 1996 under the caption Parnes v. Bally Entertainment Corporation, et al. in the Court of Chancery of the State of Delaware, New Castle County, alleges breaches of fiduciary duty in connection with the Bally Merger, including allegedly illegal payments to Arthur M. Goldberg purportedly denying Bally shareholders other than Mr. Goldberg an opportunity to sell their shares to Hilton or any other bidder at the best possible price. In the complaint, the plaintiff seeks, among other things: (i) an order enjoining the Bally Merger; (ii) an award of damages in an unspecified amount; (iii) an order requiring Mr. Goldberg to disgorge his profits; and (iv) an award of attorneys' fees and expenses. Two other purported class actions relating to the Bally Merger are pending against Bally and its directors, one commenced in April 1996 under the caption Kinder v. Brunet, et al. and the other commenced in June 1996 under the caption Lord v. Brunet, et al., in the Court of Chancery of the State of Delaware, New Castle County. These actions are virtually identical, and also allege breaches of fiduciary duty in connection with the Bally Merger. In the complaint, the plaintiffs seek, among other things: (i) a declaration that defendants have breached their fiduciary duties; (ii) an order requiring defendants to act in accordance with their fiduciary duties in order to maximize the value obtained for Bally's shareholders; (iii) an award of damages in an unspecified amount; and (iv) an award of expenses, including attorneys' fees.



    Two derivative actions purportedly brought on behalf of Bally's Grand, Inc. ("BGI"), against its directors and Bally, one commenced in October 1995 and the other in September 1996, have been consolidated under the caption In re: Bally's Grand Derivative Litigation in the Court of Chancery of the State of Delaware, New Castle County. The consolidated complaint alleges breaches of fiduciary duty and waste of corporate assets in connection with certain actions including the sale by BGI to Bally of the capital stock of BGI's subsidiary that owns the land and the development rights with respect to the Paris Casino-Resort in Las Vegas (the "Paris Transaction"), alleged improper delegation of duties by BGI's board of directors by virtue of a management agreement (the "Management Agreement") between BGI and Bally's Grand Management Co., Inc., a wholly owned subsidiary of Bally ("BGM"), BGM's designation pursuant to the Management Agreement of recipients awarded BGI stock options, stock repurchases by BGI and Bally, and a consulting agreement entered into by BGI with Arveron Investments L.P. in connection with BGI's repurchases of securities. The plaintiffs seek, among other things: (i) rescission of the Paris Transaction; (ii) a declaration that the Management Agreement is unlawful; (iii) an accounting of damages to BGI and profits to defendants as a result of the transactions complained of, (iv) an accounting for purchases of BGI stock by BGI and Bally; and (v) costs and expenses, including reasonable attorneys' fees. A third derivative action purportedly brought on behalf of BGI against its directors, Bally, BGM and Hilton was commenced in November 1996 under the caption Tower Investment Group, Inc., et al. v. Bally's Grand, Inc., et al. in the Court of Chancery of the State of Delaware, New Castle County. The complaint alleges breach of fiduciary duty and waste of corporate assets by BGI's directors and Bally in connection with the Paris Transaction, aiding and abetting by Hilton of the breaches of fiduciary duty and waste by BGI's directors and Bally, fraud, willful misconduct or gross negligence by Bally Manufacturing Corporation and BGM in connection with the Management Agreement, breach of fiduciary duty by BGI's directors in connection with stock purchases by Bally while in possession of material inside information concerning BGI's earnings, breach of fiduciary duty by Bally in connection with alleged threats to abuse its controlling interest in BGI, and violation by BGI's directors and Bally of Section 203 of the Delaware General Corporation Law in connection with the Paris Transaction. The plaintiffs seek, among other things: (i) rescission of the Paris Transaction; (ii) termination of the Management Agreement; (iii) appointment of a custodian to manage BGI's affairs, (iv) compensatory damages; (v) an order enjoining Bally and Hilton from conveying the Paris Casino-Resort, (vi) disgorgement by Bally and Hilton of the profits of the Paris Casino-Resort; (vii) disgorgement by Arthur M. Goldberg of all payments, warrants and interests received in connection with the Bally Merger; and (viii) disgorgement by Bally of profits earned from any transactions in shares of BGI's stock based upon material inside information. This action has been consolidated with the original consolidated action under the caption In re:
Bally's Grand, Inc. Shareholders Litigation.



    Several purported derivative actions against Bally and certain of its former directors, including Arthur M. Goldberg, originally filed in December 1990 and January 1991, have been consolidated under the caption In re: Bally Entertainment Corporation Shareholders Litigation in the Court of Chancery of the State of Delaware, New Castle County. The consolidated complaint alleges, among other things: breach of fiduciary duty, corporate mismanagement and waste of corporate assets in connection with certain actions including, among other things, payment of compensation, certain acquisitions by Bally, the dissemination of allegedly materially false and misleading information, the restructuring of Bally's debt, and a subsidiary's allegedly discriminatory practices. The plaintiffs seek, among other things: (i) injunctions against payment of certain termination compensation benefits and implementation of the restructuring plan; (ii) rescission of consummated transactions and a declaration that the complained of transactions are null and void, (iii) an accounting by individual defendants of damages to Bally and benefits received by such defendants; (iv) the appointment of a representative to negotiate on behalf of the former Bally stockholders in connection with any restructuring; and (v) costs and disbursements, including a reasonable allowance for the fees and expenses of plaintiffs' attorneys, accountants and experts.



    In management's opinion, disposition of the lawsuits described above is not expected to have a material effect on the Company's financial position or results of operations.


                                   PROPOSAL 2
                      PROPOSED AMENDMENT TO THE COMPANY'S
                     RESTATED CERTIFICATE OF INCORPORATION

    The New Jersey Casino Control Commission has required that the Company amend
Article X of its Restated Certificate of Incorporation ("Certificate") to add the definition of the term "Securities." While Article X previously applied only to "Voting Securities" (i.e., capital stock entitled to vote generally in the election of directors), the recommended changes would apply the provisions of that Article to all "Securities" as that term is proposed to be defined. The definition of the term "Securities" is from the New Jersey Casino Control Act. The effect of the amendment will be to subject any instrument evidencing a beneficial ownership or creditor interest in the Company to repurchase by the Company upon certain events involving the failure of a holder of any such security to comply with certain requirements of regulatory authorities having jurisdiction over the Company's gaming operations. The amendment to Article X of the Certificate is a condition of the Company's license to operate gaming properties in New Jersey, granted in November 1996 in connection with the Bally Merger. The full text of the proposed Article X of the Certificate, marked to show the proposed changes, is attached as Exhibit A.

VOTE REQUIRED AND BOARD RECOMMENDATION

    The affirmative vote of a majority of the voting power of the shares represented at the meeting, in person or by proxy, will be necessary for the adoption of Proposal 2. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3
                 SECOND AMENDMENT TO 1996 STOCK INCENTIVE PLAN

GENERAL

    In the opinion of the Board of Directors, the Company and its stockholders have benefited substantially from having certain officers and key employees acquire shares of its Common Stock pursuant to options granted under its stock option and incentive plans. Such options and rights, in the opinion of the Board, have secured the benefits of the incentive resulting from stock ownership by such officers and key employees who are largely responsible for the Company's growth and success.


    In 1996, the Company adopted, and its stockholders approved, the Company's 1996 Stock Incentive Plan (the "1996 Plan") and the 1996 Chief Executive Stock Incentive Plan. The 1996 Plan, as adopted, authorized the grant of options for 1,500,000 shares of the Company's Common Stock (subject to adjustment as provided in the 1996 Plan). Pursuant to the four-for-one split of the Common Stock on September 19, 1996, the limit was adjusted to 6,000,000 shares. While the Board believed that this number of shares would be sufficient to fulfill the 1996 Plan's and the Company's equity incentive objectives, the Company's acquisition of Bally and its employees in 1996 and the Company's hiring of a substantial number of executives and key employees in 1996 and 1997 have required the Company to grant a far greater number of option shares than was contemplated when the 1996 Plan was adopted. As of March 13, 1997, options for 4,282,540 shares of Common Stock have been granted under the 1996 Plan and only 1,873,260 shares remain available under the 1996 Plan; of these shares, the Company has reserved 1,200,000 shares for grant to Mr. Goldberg pursuant to the terms of his Consulting and Employment Agreement (see "Consulting and Employment Agreement and Deferred Compensation Agreement with Arthur M. Goldberg" on page
15).



    In view of the limited number of shares available for grant under the 1996 Plan, the Board adopted in March 1997, subject to stockholder approval, the Second Amendment to the 1996 Plan, which adds 6,000,000 shares of Common Stock to the authorized number of shares available under the 1996 Plan. The Second Amendment also makes several minor changes to the 1996 Plan in order to conform it to recent amendments to Rule 16b-3. The Board believed it advisable to make these shares available for the purpose of granting further stock options to officers and other key employees who have been or are optionees, consistent with their present responsibilities, and to other and key employees who assume or who, as a result of promotion, will assume new and important responsibilities.


SUMMARY OF PLAN

    The following summary is subject to the full statement of the 1996 Plan, as amended, a copy of which is attached to this Proxy Statement as Exhibit B.

    PURPOSE. The purpose of the Company's 1996 Plan is to provide additional incentives to officers and key employees, through investment in the Company's Common Stock. Under the 1996 Plan, either incentive options or non-incentive options (with or without stock appreciation rights in tandem therewith) are available for grant.


    ADMINISTRATION. The 1996 Plan is administered by a Committee appointed by the Board of Directors from those of its members not eligible to receive stock options and stock appreciation rights (the "Committee"). The Committee consists of at least two members of the Board, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the 1934 Act and an "outside director" within the meaning of Section 162(m) of the Code. The Committee grants stock options to key employees of the

Company and its subsidiaries. Subject to orders or resolutions not inconsistent with the provisions of the 1996 Plan issued or adopted from time to time by the Board of Directors, the Committee has the power to administer, construe and interpret the 1996 Plan and to make rules to implement the provisions thereof.


    ELIGIBILITY. Full-time officers and key employees of the Company and its subsidiaries (whether or not directors) are eligible to receive options under the 1996 Plan. On March 13, 1997, approximately 435 persons were eligible to receive options under the 1996 Plan. Directors who are not salaried officers or key employees are ineligible to receive options or stock appreciation rights under the 1996 Plan.



    SHARES SUBJECT TO THE PLAN. A maximum of 12,000,000 shares of Common Stock (subject to adjustment), par value $2.50 per share, are subject to the 1996 Plan. At March 13, 1997, the closing price of the Company's Common Stock was $25. In the event of any merger, consolidation, reorganization, recapitalization, split-up, stock right distribution, stock dividend (see "Change in Control Provisions") or other change in corporate structure or capitalization affecting the Company's Common Stock, the number, exercise price and kind of shares that are subject to outstanding options will be adjusted in such manner and to such extent, if any, as the Committee or Board of Directors in their absolute discretion may deem appropriate in the circumstances. If an option expires or terminates for any reason during the term of the 1996 Plan and prior to the exercise thereof in full, the shares of Common Stock subject to, but not delivered under, such option shall be available for options thereafter granted under the 1996 Plan. No participant may be granted Awards covering in excess of 1,200,000 shares of Common Stock in any calendar year.



    OPTION PRICE. The purchase price of the stock subject to an option granted under the 1996 Plan shall be not less than 100% of the fair market value of such stock at the time the option is granted.



    TERM AND EXERCISE OF OPTIONS. All options granted under the 1996 Plan expire ten years after the grant thereof, except that such term may be reduced with respect to any option and/or stock appreciation right in the event of termination of employment, retirement or death of an optionee. All options granted under the 1996 Plan are exercisable by the holders thereof in such installments as the Committee shall determine; provided, however, that no option may be exercised prior to six months from the date of grant thereof, regardless of any other provision of the 1996 Plan.



    Each stock option agreement evidencing options granted under the 1996 Plan shall contain an explicit reference as to whether any or all of the options granted thereunder are intended to be incentive stock options.



    STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted, in the sole discretion of the Committee, in connection with options granted under the 1996 Plan. Each SAR relates to the same shares of Common Stock covered by the companion option (or such lesser number of shares as the Committee may determine) and is subject to the same terms and conditions contained in the option except for such additional limitations as are required by the 1996 Plan or as may be included by the Committee in SARs granted. Each SAR entitles an optionee to surrender to the Company the unexercised related option, or any portion thereof, and to receive in exchange cash or shares of the Company's Common Stock, or a combination thereof, as the Committee shall determine, with a value equal to the fair market value on the exercise date of the Company's Common Stock over the option exercise price for the number of shares covered by the option, or portion thereof, which is surrendered. Notwithstanding any other provision of the 1996 Plan, no SAR may be exercised within a period of six months after the date of grant of the SAR. The 1996 Plan requires the Committee to impose a requirement that an optionee partially exercise an option concurrently with the exercise of the related SAR. Each optionee is required to pay to the Company any amount the Company is obligated to withhold for income taxes as a result of the exercise of a stock option or an SAR.

    NONTRANSFERABILITY OF STOCK OPTIONS. Neither stock options nor stock appreciation rights are transferable otherwise than by will or by the laws of descent and distribution, or in the case of a non-qualified stock option, pursuant to a qualified domestic relations order. During the lifetime of an optionee, a stock option and/or stock appreciation right is exercisable only by the optionee.

    DEATH, DISABILITY, RETIREMENT OR TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, if an optionee dies while employed by the Company or a subsidiary or a disabled optionee dies within six months from the termination of employment, options may thereafter be exercised only to the extent they were exercisable at the time of death and may only be exercised within 12 months from the date of death, but in no event after the date of expiration of the option.

    Unless otherwise determined by the Committee, if, after one year of continuous employment, an optionee ceases to be an employee of the Company or a subsidiary due to disability, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within six months from the date of cessation of employment, but in no event after the date of expiration of the option.

    Unless otherwise determined by the Committee, if, after one year of continuous employment, an optionee ceases to be an employee of the Company or a subsidiary due to retirement, options may thereafter be exercised only to the extent they were exercisable at the time of such cessation of employment and only within 24 months from the date of cessation of employment, but in no event after the date of expiration of the option.

    Unless otherwise determined by the Committee, if, after one year of continuous employment, an optionee resigns or is discharged, options may thereafter be exercised only to the extent they were exercisable at the time of cessation of employment, and only within three months from the date of cessation of employment, but in no event after the date of expiration of the option.

    Stock appreciation rights shall terminate concurrently with termination of employment for any reason whatsoever, unless otherwise approved by the Committee.

    LEAVES OF ABSENCE. Leaves of absence for those periods and purposes conforming to the personnel policies of the Company and as may be approved by the Committee, shall not be deemed terminations or interruptions of employment.

    CHANGE IN CONTROL PROVISIONS.

    (a) In the event of any recapitalization, merger, reorganization, consolidation, split-up, stock dividend or stock right distribution, the number, exercise price and kind of shares, etc. that are subject to outstanding options and stock appreciation rights will be adjusted (but without regard to fractions) in a fair and equitable manner by the Board of Directors of the Company, whose determination in each case shall be conclusive and binding on the Company and the optionee and optionee's legal representatives. In the event that provision is not made, in connection with any such merger, reorganization, consolidation or other change in corporate structure, for the continuation of the Plan and assumption of the options and stock appreciation rights theretofore granted (or the substitution of substantially identical options and stock appreciation rights of the surviving corporation or successor employer or a parent thereof), then each holder of an option and stock appreciation right shall be entitled, prior to the effective date of any such transaction, to exercise the option and stock appreciation right for the full number of shares covered thereby which the holder would otherwise have been entitled to acquire during the remaining term of such option and stock appreciation right.


    (b) The 1996 Plan provides that unless the Committee determines otherwise at the time of grant, each outstanding option granted thereunder shall become exercisable in full for the aggregate number of shares covered thereby, in the event:



        (i) of (a) any consolidation or merger of the Company in which the Company is not the surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving or newly-formed corporation immediately after the merger or consolidation and provision is made in connection with any such merger or consolidation for the continuation of the 1996 Plan and assumption of the stock options and stock appreciation rights theretofore granted (or substitution of substantially identical options and stock appreciation rights of the successor corporation or a parent thereof), or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company (each of the foregoing hereinafter referred to as a "Corporate Transaction"); or



        (ii) (a) any person (as such term is defined in Sections 13(d) (3) and 14 (d) (2) of the 1934 Act), other than the Hilton Interests, corporation or other entity shall purchase any Common Stock of the Company (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, or (b) any person, corporation or other entity (other than (y) the Company or any benefit plan sponsored by the Company or (z) any transferee acting as executor or trustee by will or the laws of descent and distribution) shall after the date options are first issued under the 1996 Plan become the "beneficial owner" (as such term is defined in Rule 13d-3 under the 1934
    Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily having the right to vote in the election of directors (each of the foregoing hereinafter referred to as a "Control Purchase"); or


        (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period (a "Board Change").


    TERMINATION. The term during which options and stock appreciation rights may be granted under the 1996 Plan expires on January 17, 2006, unless sooner terminated by the Board of Directors. Such termination has no effect on options or stock appreciation rights then in effect.


TAX CONSEQUENCES


    The Federal income tax consequences of an employee's participation in the 1996 Plan is complex and subject to change. The following discussion is only a summary of the general rules applicable to remuneration-related options.

    INCENTIVE STOCK OPTIONS. If an option granted under the 1996 Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option and the Company will not be allowed a deduction for Federal income tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.


    If the optionee disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to the optionee, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the purchase price, or (ii) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.

    The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

    In general, there will be no Federal income tax consequences to the Company upon the grant, exercise or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for Federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.


    NONQUALIFIED STOCK OPTIONS. Nonqualified stock options granted under the 1996 Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon exercise, the optionee will recognize ordinary income for Federal and State, if any, income tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding.


    The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition.

    In general, there will be no Federal income tax consequences to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise.

    TAXATION OF STOCK APPRECIATION RIGHTS. No income will be realized by an optionee upon the granting of a stock appreciation right. Upon the exercise of a stock appreciation right, an optionee will recognize income in an amount equal to the fair market value on the exercise date of the Common Stock or cash, or both, received, less any amount paid by the optionee for such rights, and the Company will be entitled to a deduction in an equal amount.


    The foregoing does not purport to be a complete description of the Federal income tax aspects of the options. The descriptions of the computation of the alternative minimum tax and determination of basis and holding period in the event of an option exercise with previously acquired shares are very general in nature and omit certain items that may affect the tax computations of certain optionees.


VOTE REQUIRED AND BOARD RECOMMENDATION


    The affirmative vote of a majority of the voting power of the shares represented at the meeting, in person or by proxy, will be necessary for the approval of Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.


                                   PROPOSAL 4
                     RATIFICATION OF SELECTION OF AUDITORS
    Arthur Andersen LLP ("Andersen") was the Company's auditor for the year ended December 31, 1996. A representative of Andersen is expected to attend the annual meeting where the representative will have the opportunity to make a statement and will be available to respond to appropriate questions. Although the Board is not required to submit its selection of auditors for stockholder approval, the Board has elected to seek ratification by stockholders at the annual meeting of its appointment of Andersen to serve as the Company's auditor for fiscal 1997.

                      1998 ANNUAL MEETING OF STOCKHOLDERS
    The 1998 Annual Meeting of Stockholders is presently scheduled to be held on May 7, 1998. Any proposals of stockholders intended to be presented at such meeting must be received by the Corporate Secretary of the Company for inclusion in the Company's Proxy Statement and form of proxy no later than December 1, 1997.

                                    GENERAL
    The cost of preparing and mailing the notice of meeting, Proxy Statement and form of proxy will be paid by the Company. In addition to mailing copies of this material to all stockholders, the Company has retained D.F. King & Co., Inc. to request banks and brokers to forward copies of such material to persons for whom they hold stock of the Company and to request authority for execution of the proxies. The Company will pay D.F. King & Co., Inc. a fee of $8,000 plus out-of-pocket expenses and disbursements.

    The only other business to be presented to the meeting, of which the directors and executive officers have knowledge, will be the approval of the minutes of the last meeting of stockholders, but it is not intended that action taken under the proxies will constitute approval of the matters referred to in such minutes. Although all nominees have indicated their readiness to serve if elected, if at the time of the meeting any of said nominees should be unable to serve as directors, the persons named in the proxies or their substitute(s) will, in their discretion, vote for other nominees, and if matters other than those for which authority is herein sought should arise at the meeting, the shares represented by the proxies will be voted in the discretion of the persons named therein.

                                                                       EXHIBIT A

                                   ARTICLE X

    (a) If any person (as hereinafter defined) which beneficially owns Voting Stock SECURITIES (as hereinafter defined) of the Corporation (i) is requested or required pursuant to any Gaming Regulation (as hereinafter defined) to appear before, or submit to the jurisdiction of, or provide information to, any Gaming Authority (as hereinafter defined) and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time or (ii) is determined or shall have been determined by any Gaming Authority not to be suitable or qualified with respect to the beneficial ownership of Voting Stock SECURITIES of the Corporation, each such person by owning shares SECURITIES in the Corporation hereby agrees to sell to the Corporation and the Corporation shall have the absolute right in its sole discretion to repurchase, any or all of the Voting Stock SECURITIES of the Corporation beneficially owned by such person at a price determined pursuant to Section (c) hereof. The operation of this Article X shall not be stayed by an appeal from a determination of any Gaming Authority.


    (b) If the Corporation intends to repurchase Voting Stock SECURITIES beneficially owned by any person referred to in clause (i) or (ii) of Section
(a) hereof, it shall notify the person in writing of such intention, specifying the Voting Stock SECURITIES to be repurchased, the date, time and place when such repurchase will be consummated (the "Repurchase Date"), which date in no event will be earlier than three business days after the date of such notice and the price at which such Voting Stock SECURITIES will be repurchased (it being sufficient for purposes of this Article X for the Corporation to indicate generally that the price will be determined in accordance with Section (c) hereof). If the Corporation gives the notice provided for by the preceding sentence (the "Repurchase Notice"), such notice shall be deemed to constitute a binding agreement on the part of the Corporation to repurchase, and on the part of the person notified to sell, the Voting Stock SECURITIES referred to in such REPURCHASE Notice in accordance with this Article X. Following the Repurchase Date, no dividends OR INTEREST, AS THE CASE MAY BE, will be payable on and no voting rights will be available to the holders of any Voting Stock SECURITIES covered by such Repurchase Notice which has not been duly delivered by the holder thereof for repurchase by the Corporation. If, following such Repurchase Date, any Stock SECURITIES with respect to which a Repurchase Notice has been given HAVE not been duly delivered by the holder thereof for repurchase by the Corporation, the Corporation shall deposit in escrow or otherwise hold in trust for the benefit of such holder an amount equal to the aggregate Market Price (as hereinafter defined) of the Stock SECURITIES to be repurchased except that to the extent New Shares SECURITIES (as hereinafter defined) are to be repurchased and the Purchase Price (as hereinafter defined) thereof shall have been publicly disclosed or otherwise made available to the Corporation, the amount deposited in escrow or otherwise segregated with respect to such New Shares SECURITIES may be the lesser of the Market Price thereof on the date of the Repurchase Notice and the Purchase Price thereof. The establishment of such an account shall in no way alter the amount otherwise payable to any person pursuant to this Article X. No interest shall be paid on or accrue with respect to any amount so deposited or held.



    (c) (i) In the event that the person to whom A Repurchase Notice is directed pursuant to Section (b) hereof has acquired beneficial ownership of Shares of Voting Stock SECURITIES within the twenty-four month period terminating on the date of such REPURCHASE Notice ("New Shares SECURITIES"), the price at which the Corporation shall repurchase such New Shares SECURITIES as are covered by the Repurchase

Notice shall be the lesser of the Market Price thereof on the date of such Notice and the Purchase Price thereof.

    (ii) In the event that the person to whom a Repurchase Notice is directed pursuant to Section (b) hereof has acquired beneficial ownership of any or all of his shares of Voting Stock SECURITIES prior to the twenty-four month period terminating on the date of such REPURCHASE Notice ("Old Shares SECURITIES"), the price at which the Corporation shall repurchase such Old Shares SECURITIES as are covered by the Repurchase Notice shall be the Market Price thereof on the date of the Repurchase Notice.
    (iii) The Corporation shall have the option in its sole discretion of designating which shares SECURITIES of the shares SECURITIES beneficially owned by any person referred to in clause (i) or (ii) of Section (a) hereof are subject to the Repurchase Notice and, for purposes hereof, it shall be sufficient for the Corporation to indicate generally that shares SECURITIES shall be repurchased based on the order in which they were purchased or based on the reverse of such order.

    (iv) Any person to whom a Repurchase Notice is given pursuant to the provisions of this Article shall have the burden of establishing to the satisfaction of the Corporation the dates on which and prices at which such person acquired the stock SECURITIES subject to such REPURCHASE Notice.

    (d) For purposes of this Article X:

    1.  A "person" shall mean any individual, firm, corporation or other entity.
    2. "Voting Stock" "SECURITIES" OR A "SECURITY" shall mean the shares of capital stock of the Corporation entitled to vote generally in the election of directors ANY INSTRUMENT EVIDENCING A DIRECT OR INDIRECT BENEFICIAL OWNERSHIP OR CREDITOR INTEREST IN THE CORPORATION, INCLUDING, BUT NOT LIMITED TO, STOCK, COMMON AND PREFERRED; BONDS; MORTGAGES; DEBENTURES; SECURITY AGREEMENTS; NOTES; WARRANTS; OPTIONS AND RIGHTS.
    3.  A person shall be a "beneficial owner" of any Voting Stock" SECURITIES:

          (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

          (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

          (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock SECURITIES.

    4. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on March 8, 1985.

    5. A "Gaming Regulation" shall mean any statute, rule, regulation, order, ordinance or interpretation of a Gaming Authority.

    6. A "Gaming Authority" shall mean any government, court, or governmental, administrative or regulatory agency or authority, Federal, state, local or foreign, which regulates or otherwise asserts jurisdiction over gaming operations or facilities conducted by the Corporation or any of its subsidiaries or Affiliates.
    7. "Market Price" means the average of the last sale prices of a share of such Voting Stock SECURITY on the Composite Tape for New York Stock Exchange-Listed Stocks for each of the 15 consecutive trading days (the "Valuation Period") commencing 16 trading days prior to the date in question; provided that if such Stock is SECURITIES ARE not quoted on the Composite Tape, such average last sale price shall be derived from the average last sale prices on the New York Stock Exchange, or, if such Stock is SECURITIES ARE not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such Stock is SECURITIES are listed, or, if such STOCK IS SECURITIES ARE not listed on any such exchange, the average of the closing bid quotations with respect to a SHARE OF SUCH STOCK SECURITY during the Valuation Period on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such Stock SECURITY as determined by the Board of Directors in good faith.
    8. "Purchase Price" means the price paid to acquire a share of the Voting Stock SECURITY, exclusive of commissions, taxes and other fees and expenses, adjusted for any stock split, stock dividend, combination of shares or similar event.

    (e) A majority of the Directors of the Corporation shall have the power and duty to determine for the purposes of this Article X on the basis of information known to them after reasonable inquiry, whether clause (i) or (ii) of Section
(a) hereof applies to any person who beneficially owns Voting Stock SECURITIES of the Corporation such that the Corporation shall have the right to repurchase shares of Voting Stock SECURITIES held by such person pursuant to this Article X.

                                                                       EXHIBIT B

                           HILTON HOTELS CORPORATION
                     1996 STOCK INCENTIVE PLAN, AS AMENDED

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

       a. "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       b.  "AWARD" means a Stock Appreciation Right or a Stock Option.

       c.  "BOARD" means the Board of Directors of the Corporation.

       d. "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 7(b) and (c), respectively.

       e. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       f. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

       g.  "COMMITTEE" means the Committee referred to in Section 2.

       h. "COMMON STOCK" means common stock, par value $2.50 per share, of the Corporation.

       i. "CORPORATION" means Hilton Hotels Corporation, a Delaware corporation.

       j. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       k. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       l. "FAIR MARKET VALUE" means, except as provided in Section 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

       m. "INCENTIVE STOCK OPTION" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
    Section 422 of the Code.

       n. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

       o. "PLAN" means the Hilton Hotels Corporation 1996 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

       p. "RETIREMENT" means retirement from active employment with the Corporation, a subsidiary or Affiliate at or after age 62.

       q.  "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
           Section 16(b) of the Exchange Act, as amended from time to time.

       r.  "STOCK APPRECIATION RIGHT" means a right granted under Section 6.

       s.  "STOCK OPTION" means an option granted under Section 5.

       t. "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Corporation and any subsidiary or
    Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two members of the Board, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code and a "non-employee director" within the meaning of Rule 16b-3, and shall be appointed by and serve at the pleasure of the Board.


    The Committee shall have authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.


    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

        (a) To select the officers and employees to whom Awards may from time to time be granted;

        (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights or any combination thereof are to be granted hereunder;

        (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

        (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

        (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

        (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN


    The total number of shares of Common Stock reserved and available for grant under the Plan shall be 12,000,000. No participant may be granted Awards covering in excess of 1,200,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.


    If any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

    Full-time (30 hours per week) officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5.  STOCK OPTIONS

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

    Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the individuals to be participants in any grant of a Stock Option, the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. Payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

        Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

       (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) whether directly or indirectly or by means of a trust or partnership or otherwise, under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order.

       (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock
    Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

       (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of six months(or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of two years (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (i) OTHER TERMINATION. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised, for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; PROVIDED, HOWEVER, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 7(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (j) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control
    (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common

    Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised; PROVIDED, HOWEVER, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(j) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(j) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(j) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  STOCK APPRECIATION RIGHTS

    (a)GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan.
In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    (b)TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

        (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; PROVIDED, HOWEVER, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

        (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

       (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

        (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
    Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  CHANGE IN CONTROL PROVISIONS

    (a)IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and
Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; PROVIDED, HOWEVER, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in control is determined to have occurred.

    (b)DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund; or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c)CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 8.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate ten years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 10.  GENERAL PROVISIONS

    (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

        (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

        (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b) Nothing contained in the Plan shall prevent the Corporation or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

    (f) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

    (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 11.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of January 18, 1996, provided that it is approved and adopted by at least a majority of the shares voted of Common Stock of the Corporation within 12 months after such date.

               Preliminary Copy, Materials Dated March 10, 1997

                         HILTON HOTELS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Stephen F. Bollenbach and Cheryl L. Marth, or either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of Common Stock and all shares of PRIDES of Hilton Hotels Corporation standing in the name of the undersigned on the books of the Company at the close of business on March 13, 1997, at the Annual Stockholders Meeting to be held at 10:00 A.M., on May 8, 1997, at the Beverly Hilton, 9876 Wilshire Boulevard, Beverly Hills, California 90210, or any adjournment thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL STOCKHOLDERS MEETING OR ANY ADJOURNMENTS THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.




__ __ __ __ __ __ __ __ __ __ __ __ __ __ __
COMMENTS/ADDRESS CHANGE: PLEASE MARK        |
COMMENT/ADDRESS BOX ON REVERSE SIDE         |
                                            |             (Coninued and to be
                                            |             signed on other side)
                                            |
                                            |
                                            |

This Proxy when properly executed will be voted in the       Please mark
manner directed herein. If no direction is made, this        your votes as / X /
Proxy will be voted FOR items 1, 2, 3, 4 and 5.              indicated in
                                                             this example


                         FOR   WITHHELD
                         ALL   FOR ALL                     FOR  AGAINST  ABSTAIN
1. Election of the                       2. Proposal to
   following nominees   /  /    /  /        amend the     /  /   /  /    /  /
   as Directors:                            Company's
   Peter M. George,                         Restated Certificate
   Barron Hilton,                           of Incorporation.
   Robert L. Johnson,
   Sam D. Young, Jr.                                       FOR  AGAINST  ABSTAIN
                                         3. PROPOSAL to
                                            amend the     /  /   /  /    /  /
Withheld for the following only             Company's 1996
(Write the name of the nominees(s)          Stock Incentive Plan
in the space below).                        to increase the number
                                            of shares of the
                                            Company's Common Stock
____________________________________        authorized for issuance
                                            thereunder from 6,000,000
                                            to 12,000,000 shares.

                                                           FOR  AGAINST  ABSTAIN
                                         4. PROPOSAL to
                                            ratify the    /  /   /  /    /  /
                                            the appointment
                                            of Arthur Andersen LLP
                                            as auditors for the
                                            Company for fiscal 1997.

                                                           FOR  AGAINST  ABSTAIN
                                         5. In their
                                            discretion,   /  /   /  /    /  /
                                            the Proxies are
                                            authorized to vote
                                            upon such other business
                                            as may properly come
                                            before the meeting or at
                                            any adjournments thereof.

                                    __ __ __
                                            |
                                            |
                                            |  I plan to attend meeting   /  /

                                               COMMENTS/ADDRESS CHANGE
                                               Please mark this box if
                                               you have written comments/   /  /
                                               address change on the
                                               reverse side.


  Signature(s)______________________________________ Dated _______________, 1997
  IMPORTANT: Please sign proxy as name appears. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.